Exhibit 99.4

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-80937, 333-115010, 333-125804, 333-143974, 333-160056, 333-184700, 333-205602) of G-III Apparel Group, Ltd. of our report dated November 22, 2016, relating to the consolidated financial statements of Donna Karan International Inc. included in this current report on Form 8-K/A of G-III Apparel Group, Ltd. dated February 13, 2017.

/s/ Ernst & Young LLP

New York, NY

February 13, 2017